Notable

PPMP – Predictive Precision Medicine Platform

FOCUSING PRECISION ON PATIENT OUTCOMES

October 2023

Forward Looking Statements: This communication contains "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, express or implied statements regarding Notable Labs' ("Notable") future operations and goals; the potential benefits of any product candidates or platform technologies of Notable; and other statements that are not historical fact. All statements other than statements of historical fact contained in this communication are forward-looking statements. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Notable's control. Notable's actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) uncertainties associated with Notable's platform technologies, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the commencement, enrollment and completion of clinical trials; (ii) risks related to the inability of Notable to obtain sufficient additional capital to continue to advance these product candidates and any preclinical programs; (iii) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (iv) risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (v) risks associated with Notable's future financial and operating results, including its ability to become profitable; (vi) Notable's ability to retain key personnel; (vii) Notable's ability to manage the requirements of being a public company; (viii) Notable's ability to obtain orphan drug designation, and the associated benefits, for any of its drug candidates; (ix) Notable's inability to obtain regulatory approval for any of its drug candidates; (x) changes in, or additions, to international, federal, state or local legislative requirements, such as changes in or additions to tax laws or rates, pharmaceutical regulations, and other regulations. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled "Risk Factors" in the Registration Statement of Vascular Biogenics Ltd. on Form S-4, as filed with the SEC on September 1, 2023, and in other subsequent filings with the SEC. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Notable expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

NOTABLE SUMMARY

- **Clinical-stage therapeutic platform company headquartered in Foster City, CA**
- **PPMP: Proprietary platform predicts clinical response to treatment***
  - **Merges biology & technology innovation** (incl. AI/machine learning)
  - **97% response rate across 4 clinical validation trials** (no need for genetics)
- **Strategy: Target, boost, and fast-track risk-reduced, undervalued candidate medicines**
- **Pipeline: PPMP-selected therapeutic candidates (Volasertib, Fosciclopirox)**
  - **Lead programs in acute myeloid leukemia (in PPMP predicted responders)**
  - **Cash runway through 4 clinical milestones by 1Q25**
- **Completed merger with VBL Therapeutics to advance Notable's mission**
  - **Supported by $10.3M private placement incl. Founders Fund, YC, Builders VC, B Capital Group, and First Round Capital**
  - **Notable to trade under "NTBL" symbol on NASDAQ today**

*Predictive Precision Medicine Platform

NOTABLE'S PPMP ADDRESSES AN URGENT NEED ACROSS ONCOLOGY

Treatment Limitation

HUGE BENEFIT FOR RESPONDERS BUT FEW TREATED PATIENTS RESPOND

1,000,000s OF
TREATED PATIENTS
WITHOUT BENEFIT

1,000s OF
COMPELLING DRUGS
SHELVED

100s OF
PROMISING CANDIDATE DRUGS
STRUGGLING

Solution

PREDICT RESPONDERS WITH HIGH PRECISION
→ TREAT PREDICTED RESPONDERS

Higher Response Rates
Lower Risk
Faster Speed

PPMP DEMONSTRATED HIGH PREDICTIVE PRECISION

PPMP

Predicts Patient Response

- **Bio-simulates treatment**
- **Measures cell response**
- **Applies AI/ML algorithms**
- *Unconfined by genomic markers*


100
97%
RESPONSE RATE*
40
20
0

VALIDATED AGAINST ACTUAL PATIENT RESPONSES

Notable

*Average response rate (RR) across four clinical validation trials with 83-100% RRs

PPMP: 97% RR ACROSS CLINICAL VALIDATION TRIALS

RESPONSE RATES*

100%



Predicted Responder
Clinical Non-responder
Clinical Responder

Stanford University[1]

Myelodysplastic Syndromes, MDS

83%



MD Anderson Cancer Center[2]

Acute Myeloid Leukemia, AML

100%



Texas Children's Hospital[3]

Pediatric AML

100%



Washington University[4]

MDS + AML (Cohort A)

100%



Washington University[4]

MDS + AML (Cohort B)

1. Blood Adv (2020) 4 (12): 2768–2778. Mean PPV 0.92, 95% CI [0.69-1.0]†
2. ASH Poster (2021) https://notablelabs.com/category/scientific-poster/ Mean PPV 0.80, 95% CI [0.50-1.0]†
3. Blood (2021) 138 (Supplement 1): 2361. Mean PPV 1.0, 95% CI [1.0-1.0]†
4. AACR 2023 – Cancer Res (2023) 83 (7_Supplement): 4342. A: Mean PPV 1.0, 95% CI [1.0-1.0]; B: Mean PPV 0.86, 95% CI [0.63-1.0]†

* Response Rate reflects direct Positive Predictive Value (PPV)

† Values reflect statistical bootstrapping methodology

Notable

PPMP VISION: BETTER, PREDICTABLE OUTCOMES. SIMPLER PRACTICE.



Today*
Acute Myeloid Leukemia | NCCN Guidelines®
Version 3.2021
Page 5/10
100
80
60
40
20
0
Drug 1
Drug 2
Drug 3
Drug 4
Drug 5
Drug 6
Drug 7
Drug 8
Drug 9
Treatment Options
PPMP*
Yes
No
100
80
60
40
20
0
Drug 1
Drug 2
Drug 3
Drug 4
Notable Drug
Drug 6
Drug 7
Drug 8
Drug 9
Treatment Options

Notable

*Concept of clinical settings in which today's treatment options deliver low response rates. Notable drug's response rate refers to PPMP-predicted responders.

PPMP STRATEGY: TARGET, BOOST & FAST-TRACK

In-License Shelved Drugs *(compelling efficacy + low RR):*

Maximize Return + Minimize Risk

- Boost phase 3 drug to market-leading RR
- Fast-track in predicted responders

Co-Develop Active Precision Drugs *(proven class + low/moderate RR)*

Maximize Growth @ Reduced Risk

- Boost fast-follower drug to class-leading RR
- Fast-track in predicted responders

DELIVER HIGHEST RR FOR PATIENTS WITH HIGHEST NEEDS*

* Goal: Deliver $\geq$60% RR for patients for whom current standard of care delivers $\leq$30% RR

PPMP STRATEGY BOOSTS PROVEN MODEL

MODEL: SIERRA ONCOLOGY*

VALUE CREATION

*Shelved + revived hematology drug, 30% RR**



$1.9 Billion
2000
1500
1000
500
4 years
$3M
Purchase Drug (Cash)
Sale Company

+

PPMP

UPSIDE

Responder Selection

Higher RR

→ Lower Risk

→ Higher Speed

→ New Patent

X

PPMP

SCALABILITY

Drug by Drug, Disease by Disease



Higher RR/Speed
Lower Risk
Longer Patent

*https://endpts.com/from-3m-to-1-9b-glaxosmithkline-inserts-discarded-gilead-drug-into-late-stage-portfolio-buying-out-the-turnaround-crew-at-sierra/

PPMP FOCUSES BIOLOGY & TECHNOLOGY ON RESPONSE

BIO
Biological targeting
(Precision Medicine)

TECH
In-silico simulation
(AI Drug Design)

Bio-Simulation

Focus	Outcomes	Validation
RESPONSE	HIGH RR	YES
vs.	*vs.*	*vs.*
Molecular aberrations (PM*, AI Drug Design)	**Often low RR with genomic markers** (PM)	**Often non-validated targets** (PM, AI Drug Design)

Notable

*PM = Precision Medicine

PPMP MAKES TREATMENT DECISIONS SIMPLER



PATIENT SAMPLE
TREATMENT BIO-SIMULATION
PREDICTED RESPONDER
ACTUAL TREATMENT
ACTUAL RESPONDER
YES
No
Actionable Yes/No in 3 Days

PPMP MERGES BIOLOGY & TECHNOLOGY

PATIENT SAMPLE | TREATMENT BIO-SIMULATION | PREDICTED RESPONDER



YES
No

BIO-ASSAY CONDITIONS



BIO-RESPONSE MEASURES



Apoptosis
Proliferation
Differentiation
Blasts
Classical monocytes
Non-classical monocytes
T regulatory cells
T effector cells
CD34+ blasts
NK cells
Exhausted T cells
Other

COMPUTED ALGORITHMS



AI/ML CONTINUALLY ADVANCE PERFORMANCE


PATIENT SAMPLE
TREATMENT BIO-SIMULATION
PREDICTED RESPONDER
YES
No
ACTUAL TREATMENT
ACTUAL RESPONDER
AI/ML
LEARNING LOOP

WORLD'S LARGEST CANCER BIO-RESPONSE DATABASE (HEMATOLOGY)

190 billion lines of Notable data

Notable

PPMP PLAN: START IN LEUKEMIA. EXPAND BROADLY.

Leverage Approved Drugs

1. Map best opportunities ✓
2. Expand PPMP ✓
   - Drug by drug (>150 incl. combinations)
   - Cancer by cancer (>10 blood; 3 solid)

In-License Shelved Drugs

- *Pharma Partnerships (1,000+ drugs screened)*

ONCOHEROES BIOSCIENCES ✓

Boehringer Ingelheim ✓

Volasertib
(1st in-licensing)

Co-Develop Novel PMs

- *Pharma Partnerships (leverage 15+ collaborations)*

CicloMed ✓

Fosciclopirox
(1st co-development)

Volasertib = PLK1-inhibitor; Fosciclopirox = γ-secretase inhibitor

NOTABLE'S VOLASERTIB: COMPELLING & RISK-REDUCED

CONSISTENT, COMPELLING ACTIVITY → MANAGEABLE, ROBUST TOLERABILITY → STRONG PERFORMANCE ON PPMP

VOLASERTIB: CONSISTENT & COMPELLING ACTIVITY

Consistent RR


35
30
25
20
15
10
5
0
31%
27%
BI Ph2
N=89
BI Ph3
N=666

Major Impact for Responders

- Multi-year responses beyond trial duration
- Significant, meaningful survival increase (Ph2)

VOLASERTIB: MANAGEABLE & ROBUST TOLERABILITY

- **Safety database includes > 1400 patients**
- **Data reported by experienced company (Boehringer Ingelheim)**
- **BI post-hoc analysis suggests upsides for clinical profile through**
  – *Consistent infectious prophylaxis*
  – *Change to weight/BSA-tailored dosing*

VOLASERTIB: STRONG PERFORMANCE ON PPMP


PPMP bio-simulation modeled BI results
30% RR
70%
Responders
(will be enrolled in selective Volasertib trials)
Non-Responders
Notable Score
Patient samples
Volasertib in AML
31%
27%
30% RR
BI Ph2
BI Ph3
PPMP
ex vivo

Notable

VOLASERTIB ON PPMP: ADVANCE TO BEST-IN-MARKET PROFILE


4 yrs.*
PHASE 2A
PHASE 2B
PHASE 3
30 Non-Selected Patients*
20 Predicted Responders*
150 Predicted Responders*
FDA
MARKET
Lower Risk
vs. traditional trials
Faster Speed
Less patients needed
vs. BI (n=666)
Longer Life
Drug + PPMP = new IP

*Target timeline

PPM PIPELINE NEARS INFLECTION POINTS


VBL MERGER CLOSED
VOLASERTIB
FOSCICLOPIROX
3Q 23
4Q 23
1Q 24
2Q 24
3Q 24
4Q 24
1Q 25
PH2A RESULTS
AML
VOLA
PH2B RESULTS
AML
VOLA
FOS
PH2A RESULTS
Platform/Drug
AML
FOS
PH2B RESULTS
Platform/Drug
AML

PPM = Predictive Precision Medicine; Target timelines: VOLA = Volasertib; FOS = Fosciclopirox

NOTABLE PPMP: POLE POSITION FOR GAME-CHANGING IMPACT

PREDICTIVE PRECISION MEDICINE

From hoping to knowing.
Fast and for all.


PREDICTABLE
More success, less risk
SCALABLE
Beyond genomics
SIMPLER
For practice
BETTER
97% Response Rate
RESULTS
APPLICATION
VALUE
INVESTMENT

Notable